SCHWAB INVESTMENTS

Schwab Bond Funds

Schwab® Treasury Inflation Protected Securities Index Fund

(the “Fund”)

Supplement dated February 2, 2017 to the Prospectuses and

Statement of Additional Information (SAI), each dated December 15, 2016

This supplement provides new and additional information beyond that contained in the

Prospectuses and SAI and should be read in conjunction with those documents.

Effective March 1, 2017, the management fee structure for the Schwab Treasury Inflation Protected Securities Index Fund will change to a unitary fee structure and the management fees payable by the Fund to Charles Schwab Investment Management, Inc. (CSIM), the Fund’s investment adviser, will be reduced as follows:

	Current Management Fee	New Management Fee	Current Total Annual Fund Operating Expenses*	New Total Annual Fund Operating Expenses
Schwab Treasury Inflation Protected Securities Index Fund	0.30%	0.05%	0.19%	0.05%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to the level outlined in the Fund’s prospectus for so long as the investment adviser serves as the adviser to the Fund. The Board has approved the termination of this agreement with respect to the Fund.

Under the new management fee structure, CSIM will pay the operating expenses of the Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

Effective March 1, 2017, the minimum initial investment required to invest in the Fund will be eliminated. Additionally, effective March 1, 2017, the expense limitation, which currently limits the Fund’s total annual fund operating expenses and shareholder servicing fees payable by the Fund, will be terminated.

The Board of Trustees has approved these changes which are intended to benefit current and future shareholders by offering the Fund to all investors with competitive expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG95812-00 (02/17)

00190327